SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                      19-Dec-02

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17
(Exact name of registrant as specified in its charter)

Delaware                   333-77054-04                  13-3320910
(State or Other            (Commission                   (I.R.S. Employer
Jurisdiction               File Number)                  Identification No.)
of Incorporation)


           11 Madison Avenue
           New York, New York                                     10010
           (Address of Principal                         (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code       212-325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class      Beg Bal         Prin          Int
Class 1-A-1 $40,043,735.03 $2,783,539.77     $145,823.62
Class 1-X   $40,043,735.03         $0.00      $71,184.29
Class 2-A-1$173,073,242.43 $17,394,405.91    $782,803.18
Class 2-X  $173,073,242.43         $0.00     $165,784.16
Class C-B-1  $5,338,307.68     $5,985.58      $29,197.88
Class C-B-2  $2,478,641.73     $2,779.18      $13,556.94
Class C-B-3  $1,143,072.57     $1,281.67       $6,252.04
Class C-B-4  $1,144,064.82     $1,282.78       $6,257.46
Class C-B-5    $381,024.20       $427.22       $2,084.02
Class C-B-6    $382,256.57       $428.61       $2,090.75
Class 2-R            $0.00         $0.00           $0.00

           PPIS            Prin Loss     End Bal
Class 1-A-1          $2.32         $0.00  $37,260,195.26
Class 1-X            $1.13         $0.00  $37,260,195.26
Class 2-A-1        $366.90         $0.00 $155,678,836.52
Class 2-X           $77.70         $0.00 $155,678,836.52
Class C-B-1         $11.27         $0.00   $5,332,322.10
Class C-B-2          $5.23         $0.00   $2,475,862.55
Class C-B-3          $2.41         $0.00   $1,141,790.90
Class C-B-4          $2.42         $0.00   $1,142,782.04
Class C-B-5          $0.80         $0.00     $380,596.98
Class C-B-6          $0.81         $0.00     $381,827.96
Class 2-R            $0.00         $0.00           $0.00

           Beginning
           Current PrincipaPrincipal
Class      Amount          Distribution
Class 1-A-1     581.9464472    40.4525472
Class 1-X       581.9464472     0.0000000
Class 2-A-1     568.3812994    57.1241105
Class 2-X       568.3812061     0.0000000
Class C-B-1     992.2504981     1.1125613
Class C-B-2     992.2504924     1.1125620
Class C-B-3     992.2504948     1.1125608
Class C-B-4     992.2504944     1.1125585
Class C-B-5     992.2505208     1.1125521
Class C-B-6     992.2505075     1.1125734
Class 2-R         0.0000000     0.0000000

                           Ending
           Interest        Current PrinciInterest
           Distribution    Amount        Rate
Class 1-A-1       2.1192213   541.4939000     0.043700000
Class 1-X         1.0345050   541.4939000     0.021332303
Class 2-A-1       2.5707653   511.2571889     0.054300947
Class 2-X         0.5444435   511.2571049     0.011500000
Class C-B-1       5.4271152   991.1379368      0.06565935
Class C-B-2       5.4271177   991.1379303      0.06565935
Class C-B-3       5.4271181   991.1379340      0.06565935
Class C-B-4       5.4271119   991.1379358      0.06565935
Class C-B-5       5.4271354   991.1379688      0.06565935
Class C-B-6       5.4271082   991.1379341      0.06565935
Class 2-R         0.0000000     0.0000000     0.054300947

i,ii,v,ix)  Monthly Advances
           Principal       Interest      Total           Unreimbursed
Group U-1          10176.68       43355.3        53531.98             0
Group U-2          71375.34     365162.93       436538.27             0

iii)  Number and aggregate Stated Principal Balance of the Mortgage Loans
           Number of Loans Ending SchedulScheduled PrinciPrincipal Prepayment
Group U-1               114   39259656.95        52289.97    2733739.52
Group U-2               435   164534558.1       198970.18   17205131.05

iv) Servicing Fees
           Servicing Fee   Additional Servicing Fee
Group U-1         13139.26       4379.76
Group U-2         56855.74      18951.94

vi) Delinquency Information for all Mortgage Loans
                 Group U-1                     Group U-2
                   Count         Scheduled Balanc Count  Scheduled Balance
1 Month Delinquent    0               0             4   1630391.76
2 Month Delinquent    0               0             0            0
3 Months or > Del     0               0             1    433899.08

vi) Mortgage Loans in Foreclosure Proceed      Count      Outstanding Balance
                           Group U-1                   0             0
                           Group U-2                   0             0

Mortgage Loans in Bankruptcy Proceedings
           Count           Outstanding Balance
Group U-1                 0             0
Group U-2                 1     433899.08

vii) Mortgage Loans as to which the Mortgaged Property is an REO Property
           Count           Book Value
Group U-1                 0             0
Group U-2                 0             0

x) Tax on prohibited transactions (Section 860F of the Code)
           Provided on the Trust Tax Return

xiii)  Number and aggregate Stated Principal Balance
       of Substitutions and Purchases
                           Group U-1     Group U-2
Number
of Substitutions                       0               0

Principal Balance
of Substitutions                       0               0

Number
of Purchases                           0               0

Purchase Price                         0               0

xi,xiv) Cumulative Interest Shortfalls
                           Class 1-A-1                  0
                           Class 1-X                    0
                           Class 2-A-1                  0
                           Class 2-X                    0
                           Class C-B-1                  0
                           Class C-B-2                  0
                           Class C-B-3                  0
                           Class C-B-4                  0
                           Class C-B-5                  0
                           Class C-B-6                  0
                           Class 2-R                    0
                           Total                        0

xv)   Realized Losses:
                           Current       Cumulative      Prior 3 Years
           Group U-1                0.00            0.00          0.00
           Group U-2                0.00            0.00          0.00

                       Gross Coupon  Net Coupon      Gross Margin  Net Margin
           Group U-1   7.0032297%      6.5032303%    2.8827757%   2.5077757%
           Group U-2   7.0800941%      6.5800947%    2.9064106%   2.5314106%

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Credit Suisse First Boston
Mortgage-Backed Pass-Through Certificates, Series 2002-AR17

  19-Dec-02                Name:         Barbara Grosse
                           Title:        Trust Officer
                                         Bank One